(Exhibit 10.1)

BORROWING BASE INCREASE AGREEMENT AND AMENDMENT NO. 2 TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This BORROWING BASE INCREASE AGREEMENT AND AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) entered into and effective as of September 27, 2018 (the “Effective Date”), is among Callon Petroleum Company, a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (the “Guarantors”), the Lenders (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).
RECITALS

A.The Borrower is party to that certain Sixth Amended and Restated Credit Agreement dated as of May 25, 2017, among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the Administrative Agent, and the Issuing Bank (as amended by the Master Assignment, Borrowing Base Increase Agreement, and Amendment No. 1 to Sixth Amended and Restated Credit Agreement dated effective as of April 5, 2018 and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.    Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement, increase the Borrowing Base, and increase the Aggregate Elected Commitment Amount, in each case, as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby, unless expressly provided to the contrary.
Section 2.    Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment. Section 1.04 of the Credit Agreement is incorporated herein mutatis mutandis.
Section 3.    Amendments to Credit Agreement.

(a)    Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following definitions to read as follows:
“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.01(b). As of the Amendment No. 2 Effective Date, the Aggregate Elected Commitment Amount is $850,000,000.
“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.06, as the same may be adjusted from time to time pursuant to the Borrowing Base Adjustment Provisions. As of the Amendment No. 2 Effective Date the Borrowing Base is $1,100,000,000.
“Excluded Account” means (a) each account all or substantially all of the deposits in which consist of amounts utilized to fund payroll, employee benefit or tax obligations of the Credit Parties, (b) fiduciary, trust or escrow accounts, (c) “zero balance” accounts, (d) any account that is pledged to a third party to the extent such Lien is permitted by the Loan Documents, (e) accounts all or substantially all of the deposits in which consist of monies of third parties, including working interest owners, royalty owners and the like, (f) subject to Section 8.18(b), any Capital Markets Account, and (g) other accounts so long as the aggregate daily maximum balance in any such other account over a 30-day period does not at any time exceed $15,000,000; provided that the aggregate daily maximum balance for all such bank accounts excluded pursuant to this clause (g) on any day shall not exceed $30,000,000 in the aggregate.
“Letter of Credit Maximum Amount” means One Hundred Million Dollars ($100,000,000).
(b)    Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:
“Amendment No. 2 Effective Date” means September 27, 2018.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Capital Markets Account” means any deposit account maintained with the Administrative Agent or any Lender (or any Affiliate of any Lender) which (a) only holds proceeds from any Permitted Unsecured Notes, any issuance or incurrence of other Debt by the Borrower or any other Credit Party (including, without limitation, convertible Debt, but excluding any Debt issued or incurred under this Agreement or any other Loan Document), and any issuance of Equity Interests by the Borrower or any other Credit Party, in each case which is not prohibited under the terms of this Agreement, and (b) all of such proceeds will be used for a specific pending acquisition of Oil and Gas Properties or otherwise in accordance with Section 8.18(b).
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(c)    Section 7.11 (Disclosure; No Material Misstatements) of the Credit Agreement is hereby amended by (i) restating the heading thereof to read “Disclosure; No Material Misstatements; Beneficial Ownership.”, and (ii) adding a new sentence to the end thereof to read as follows:
As of the Amendment No. 2 Effective Date, to the best knowledge of Borrower, the information included in any Beneficial Ownership Certification provided to any Lender in connection with this Agreement is true and correct in all respects.
(d)    Section 7.12 (Insurance) of the Credit Agreement is hereby amended by amending and restating such section in its entirety to read as follows:
Section 7.12    Insurance. The Borrower has, and has caused all of its other Credit Parties to have, all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Credit Parties. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance; provided that, so long as no Default and no Borrowing Base deficiency has occurred and is continuing, the Borrower shall be entitled to receive any such insurance proceeds.
(e)    Section 8.01(m) (Other Requested Information) of the Credit Agreement is hereby amended by amending and restating such subsection in its entirety to read as follows:
(m) Other Requested Information. Promptly following any reasonable request therefor, such other information regarding the operations, business affairs, beneficial ownership and financial condition of the Credit Parties (including any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.
(f)    Section 8.02 (Notices of Material Events) of the Credit Agreement is hereby amended by (i) adding the word “and” after the semicolon in subsection (d) therein and (ii) adding the following new subsection (e) immediately below subsection (d) therein:
(e) any change in the information provided in any Beneficial Ownership Certification delivered to a Lender that would result in a change to the list of beneficial owners identified in such Beneficial Ownership Certification;
(g)    Section 8.13(a) (Title Information) is hereby amended by deleting the phrase “On or before the delivery to the Administrative Agent and the Revolving Credit Lenders of each Reserve

Report required by Section 8.12(a)” and replacing it with the phrase “On or before the date that is 45 days following the delivery to the Administrative Agent and the Revolving Credit Lenders of each Reserve Report required by Section 8.12(a)”.
(h)    Section 8.18 (Account Control Agreements) of the Credit Agreement is hereby amended by amending and restating such section in its entirety to read as follows:
Section 8.18.    Account Control Agreements.
(a) The Borrower will, and will cause each other Credit Party to, (a) in connection with any Deposit Account (other than an Excluded Account for so long as it is an Excluded Account), cause such Deposit Account (other than an Excluded Account for so long as it is an Excluded Account) to be subject to a Control Agreement within thirty (30) days after the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent). The Borrower, for itself and on behalf of the other Credit Parties, hereby authorizes the Administrative Agent to deliver notices to the depositary banks pursuant to any Control Agreement under any one or more of the following circumstances: (w) following the occurrence of and during the continuation of an Event of Default of the type set forth in Sections 10.01(a), (b), (f), (g), (h), (i) or (j), (x) as otherwise agreed to in writing by the Borrower or any Credit Party, as applicable, (y) the Loans then outstanding have become due and payable in whole (and not merely in part), whether at stated maturity, by acceleration, or otherwise, or (z) as otherwise permitted by applicable law. As to Deposit Accounts (in each case, other than an Excluded Account for so long as it is an Excluded Account) established by the Borrower or any other Credit Party after the Effective Date, the Borrower will, and will cause each other Credit Party to, cause such Deposit Account to be subject to a Control Agreement within sixty (60) days after the establishment thereof (or such longer period of time as may be agreed to by the Administrative Agent).
(b)
(i)    In connection with any Capital Markets Account, upon the earliest of (x) the date that is 150 days from the date proceeds are first deposited into such Capital Markets Account (or such later date as the Administrative Agent may agree in its sole discretion), (y) any date when the Commitment Utilization Percentage is greater than or equal to 90%, and (z) the occurrence of a Default, such Capital Markets Account shall cease to be an “Excluded Account” and the Borrower shall have sixty (60) days (or such longer period of time as may be agreed to by the Administrative Agent in its sole discretion) to either subject such Capital Markets Account to a Control Agreement, transfer all of the funds in such deposit account to a deposit account subject to a Control Agreement or otherwise use such funds as permitted by clause (ii)(y) below.
(ii)    The Borrower will, and will cause each other Credit Party to, use each Capital Markets Account (and the amounts deposited therein) solely for the purposes of, and such amounts may not be transferred out of any such Capital Markets Account for any reason other than, (x) consummating the specific acquisition with respect to which such Capital Markets Account was established, (y) paying down any Debt of the Borrower or the other Credit Parties or redeeming preferred stock of the Borrower or any Credit Party so long as such redemption is permitted pursuant to Section 9.04, or (z) transferring any amounts deposited therein to a deposit account subject to a Control Agreement.
(i)    The last paragraph of Section 9.11 (Sale of Properties) of the Credit Agreement is hereby amended by deleting the phrase “To the extent that, during any period between two successive Scheduled Redetermination Dates,” and replacing it with the phrase “To the extent that, since the later of (y) the last Scheduled Redetermination Date and (z) the date of the last adjustment to the Borrowing Base made pursuant to any Borrowing Base Adjustment Provision,”.
(j)    The parenthetical phrase contained in clause (a) of Section 9.16 (Swap Agreements) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    (when aggregated with other commodity Swap Agreements then in effect other than put or floor options or basis differential swaps on volumes already hedged pursuant to other Swap Agreements)
(k)    The last sentence of Section 9.16 (Swap Agreements) of the Credit Agreement is hereby amended by deleting the phrase “as to which an upfront premium has been paid” contained therein.
(l)    Section 11.15 (No Reliance on Administrative Agent’s Customer Identification Program) of the Credit Agreement is hereby amended by amending and restating subsection (a) therein in its entirety to read as follows:
(a) Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the Beneficial Ownership Regulation, the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any Credit Party, any of their respective Affiliates or agents, the Loan Documents or the transactions hereunder: (i) any identify verification procedures, (ii) any record keeping, (iii) any comparisons with government lists, (iv) any customer notices or (v) any other procedures required under the CIP Regulations or such other laws.
(m)    Article XI (The Agents) of the Credit Agreement is hereby amended by adding the following new Section 11.16 to the end thereof:
Section 11.16    Certain ERISA Matters.
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective

Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that:
(i) none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender

(including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v) no fee or other compensation is being paid directly to the Administrative Agent, the Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
(n)    Schedule 1.2 (Allocations) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.2.
Section 4.    Borrowing Base Increase. Subject to the terms of this Amendment, the parties hereto hereby agree that, as of the Effective Date, the Borrowing Base is hereby increased from $825,000,000.00 to $1,100,000,000.00, and the Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement, as amended hereby. The redetermination of the Borrowing Base pursuant to this Section 4 shall constitute the semi-annual Scheduled Redetermination to occur on or about November 1, 2018, as set forth in Section 2.06(b) of the Credit Agreement.
Section 5.    Increase of Elected Commitments. Pursuant to Section 2.01(b)(ix) of the Credit Agreement, (i) the Borrower hereby elects to increase the Aggregate Elected Commitment Amount and (ii) each Lender hereby consents to such increase in its Elected Commitment. Pursuant to this Section 5, the Aggregate Elected Commitment Amount is hereby increased (ratably among the Lenders in accordance with each Lender’s Applicable Revolving Credit Percentage) to $850,000,000.00 as set forth on Schedule 1.2 to the Credit Agreement, as amended hereby.
Section 6.    Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) on and as of the date hereof as if made on and as of such date except to the extent that any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof such representation or warranty continues to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery, and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership, or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses, or approvals required in connection with the execution, delivery, performance, validity, or enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.
Section 7.    Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)    Documentation. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and the Lenders;
(b)    Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (i) all consents, licenses, and approvals required in accordance with applicable Governmental Requirements, or in accordance with any document, agreement, instrument, or arrangement to which the Borrower, any Guarantor, or any of their respective subsidiaries is a party, in connection with the execution, delivery, performance, validity, and enforceability of this Amendment and the other Loan Documents have been obtained, (ii) the Borrower, the Guarantors, and their respective subsidiaries have all such material consents, licenses, and approvals required in connection with the continued operation of the Borrower, the Guarantors, and their respective subsidiaries and such approvals are in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent, or otherwise impose adverse conditions on this Amendment and the actions contemplated hereby, (iii) the representations and warranties in this Amendment and the other Loan Documents are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof such representation or warranty continues to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, (iv) immediately before and after giving effect to this Amendment, no Default shall occur and be continuing, and (v) no action, suit, investigation, or other proceeding (including the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority has been threatened or is pending and no preliminary or permanent injunction or order by a state or federal court has been entered (A) in connection with this Amendment or any transaction contemplated hereby or (B) which, in any case, in the judgment of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect.
(c)    Beneficial Ownership. To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Credit Agreement, as amended hereby), any Lender that has requested, in a written notice to the Borrower at least 7 days prior to the Effective Date, a Beneficial Ownership Certification (as defined in the Credit Agreement, as amended hereby) in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (c) shall be deemed to be satisfied).
(d)    Fees. On the Effective Date, the Borrower shall have paid any fees required under any separate agreement between the Borrower and the Administrative Agent, and all costs and expenses that have been invoiced prior to the Effective Date and are payable pursuant to Section 12.03 of the Credit Agreement, together with such additional amounts as shall constitute the Administrative Agent’s counsel’s reasonable estimate of expenses and disbursements to be incurred by such counsel in connection with the recording and filing of Mortgages and Uniform Commercial Code financing statements; provided, that such estimate shall not thereafter preclude further settling of accounts between the Borrower and the Administrative Agent.

Section 8.    Acknowledgments and Agreements.
(a)    Each Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Obligations.
(b)    The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby. This Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms, or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.
(c)    The Borrower, each Guarantor, Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty Agreement, and the other Loan Documents are not impaired in any respect by this Amendment.
(d)    From and after the date hereof, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.
(e)    Within 60 days of the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent), the Borrower shall have delivered duly executed counterparts of Mortgages (or supplements thereto) which, together with all existing Mortgages delivered and in effect, are sufficient to grant a first priority, perfected security interest (subject to Liens permitted under Section 9.03 of the Credit Agreement) in favor of the Administrative Agent on at least 85% of the total value of the proved Oil and Gas Properties of the Credit Parties evaluated in the most recently delivered Reserve Report.
(f)    Within 60 days of the Effective Date (or such longer period of time as may be agreed to by the Administrative Agent), the Borrower shall have delivered such title information as the Administrative Agent may reasonably require, all of which shall be reasonably satisfactory to the Administrative Agent in form and substance, on at least 85% of the total value of the proved Oil and Gas Properties of the Credit Parties evaluated in the most recently delivered Reserve Report.
Section 9.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes, or any of the other Loan Documents.
Section 10.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable, and subsisting and create a first priority, perfected security interest (subject to Liens permitted under Section 9.03 of the Credit Agreement) in favor of the Administrative Agent to secure the Obligations.
Section 11.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.
Section 12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 13.    Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amendment.
Section 14.    Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.
Section 15.    Entire Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWER:                CALLON PETROLEUM COMPANY

By    /s/ Joseph C. Gatto, Jr.
Name: Joseph C. Gatto, Jr.
Title: President and Chief Executive Officer

GUARANTOR:	CALLON PETROLEUM OPERATING COMPANY

By:        /s/ Joseph C. Gatto, Jr.
Name: Joseph C. Gatto, Jr.
Title: President and Chief Executive Officer

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

ADMINISTRATIVE AGENT/

ISSUING BANK/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank, and a Lender

By:    /s/ Anson Williams
Name: Anson Williams
Title: Authorized Officer

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Robert James
Name: Robert James
Title: Director

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    CITIBANK, N.A., as a Lender

By:    /s/ William McNeely
Name: William McNeely
Title: Senior Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:    /s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    BARCLAYS BANK PLC, as a Lender

By:    /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    REGIONS BANK, as a Lender

By:    /s/ William A Philipp
Name: William A Philipp
Title: Managing Director

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    ROYAL BANK OF CANADA, as a Lender

By:    /s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    SUNTRUST BANK, as a Lender

By:    /s/ Arize Agumadu
Name: Arize Agumadu
Title: Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:    BANK OF AMERICA, N.A., as a Lender

By:    /s/ Kimberly Miller
Name: Kimberly Miller
Title: Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:    /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:    /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	COMPASS BANK, as a Lender

By:    /s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:    /s/ John Krenger
Name: John Krenger
Title: Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CIT BANK, N.A., as a Lender

By:    /s/ Sean M. Murphy
Name: Sean M. Murphy
Title: Managing Director

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:    /s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	IBERIABANK, N.A., as a Lender

By:    /s/ Blakely Norris
Name: Blakely Norris
Title: Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

LENDER:	HANCOCK WHITNEY BANK, as a Lender

By:    /s/ William Jochetz
Name: William Jochetz
Title: Vice President

Signature page to
Amendment No. 2 to Sixth Amended and Restated Credit Agreement
(Callon Petroleum Company)

SCHEDULE 1.2
ALLOCATIONS

Name of Lender	Applicable Revolving Credit Percentage	Elected Commitment	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	9.4%	$79,900,000.00	$188,000,000.00
Capital One, National Association	8.6%	$73,100,000.00	$172,000,000.00
Citibank, N.A.	8.6%	$73,100,000.00	$172,000,000.00
The Bank of Nova Scotia	8.6%	$73,100,000.00	$172,000,000.00
Barclays Bank PLC	6.5%	$55,250,000.00	$130,000,000.00
Regions Bank	6.5%	$55,250,000.00	$130,000,000.00
Royal Bank of Canada	6.5%	$55,250,000.00	$130,000,000.00
SunTrust Bank	6.5%	$55,250,000.00	$130,000,000.00
Bank of America, N.A.	5.2%	$44,200,000.00	$104,000,000.00
Canadian Imperial Bank of Commerce	5.2%	$44,200,000.00	$104,000,000.00
Compass Bank	5.2%	$44,200,000.00	$104,000,000.00
KeyBank National Association	5.2%	$44,200,000.00	$104,000,000.00
BOKF, NA dba Bank of Oklahoma	3.6%	$30,600,000.00	$72,000,000.00
CIT Bank, N.A.	3.6%	$30,600,000.00	$72,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.6%	$30,600,000.00	$72,000,000.00
Iberiabank, N.A.	3.6%	$30,600,000.00	$72,000,000.00
Whitney Bank	3.6%	$30,600,000.00	$72,000,000.00
Total	100.00000000%	$850,000,000.00	$2,000,000,000.00

Schedule 1.2
Allocations